This instrument was prepared by
and upon recordation should be
returned to:
MR. ALFRED G. KYLE
BRACEWELL & GIULIANI LLP
LINCOLN PLAZA, SUITE 4000
500 N. AKARD
DALLAS, TEXAS 75201
                                                                    Exhibit 99.2


                         ASSIGNMENT OF RENTS AND LEASES


        THIS ASSIGNMENT OF RENTS AND LEASES (the "ASSIGNMENT") made and executed as of 8th day of September, 2005, by BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership, whose MAILING ADDRESS is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 ("BORROWER") to, in favor of and for the benefit of STATE FARM BANK, F.S.B., a federal savings bank, whose mailing address is One State Farm Plaza, Bloomington, Illinois 61710 ("STATE FARM"),

                              W I T N E S S E T H:

        WHEREAS, State Farm has made a loan to Borrower (the "LOAN") which is evidenced by that certain Promissory Note executed by the Borrower to and in favor of State Farm of even date herewith in the principal amount of TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000.00) (the "NOTE").

        WHEREAS, the Note is secured by (I) a Deed of Trust and Security Agreement executed by Borrower and in favor of State Farm of even date herewith (the "DEED OF TRUST") granting to State Farm, among other things, a first priority lien and encumbrance upon the Real Estate (as defined in the Deed of Trust) and Improvements (as defined in the Deed of Trust) legally described in EXHIBIT A attached to this Assignment (the "PREMISES"); and (II) certain other Loan Documents (as defined in the Deed of Trust), also executed by the Borrower to and in favor of State Farm of even date herewith, the terms and provisions of which Deed of Trust and other Loan Documents are by this reference thereto incorporated herein and made a part hereof.

        WHEREAS, as a material inducement to State Farm to make the Loan and as further security for the Loan, Borrower makes this Assignment.

        NOW, THEREFORE, for $10.00 and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

1.      ASSIGNMENT OF RENTS AND LEASES.

        1.1 DEFINITIONS. For purposes of this Assignment, the following definitions shall apply:

                1.1.1 "CREDIT LEASES". The lease(s) on or with respect to the Premises, including any sublease(s), assignment(s), and replacement lease(s) therefor, listed and described on EXHIBIT B attached to this Assignment.

                1.1.2 "OTHER LEASES". Any lease(s) on or with respect to the Premises other than the Credit Leases.

                1.1.3 "LEASES". Collectively, the Credit Leases and the Other Leases.

                1.1.4 "GUARANTEES". Any and all guarantees of the payment of rent by and performance of all other obligations of the tenant(s) under the Leases.

                1.1.5 OTHER DEFINITIONS. Capitalized terms not otherwise defined in this Assignment shall have the meanings ascribed to such terms in the Note, the Deed of Trust and other Loan Documents.

        1.2 ASSIGNMENT OF RENTS. Subject to the terms and conditions of this Assignment, Borrower hereby absolutely, unconditionally and irrevocably transfers, conveys, assigns and grants to State Farm all of Borrower's right, title and interest in and to all rents, issues, profits, proceeds, income, revenues, royalties, advantages, avails, claims against guarantors, security and other deposits (whether in cash or other form), advance rentals, damages, insurance and condemnation proceeds and any and all other payments or benefits now or hereafter derived, directly or indirectly, from the Real Estate and Improvements, whether under the Leases or otherwise (collectively the "RENTS").

        1.3 ASSIGNMENT OF LEASES. Subject to the terms and conditions of this Assignment, Borrower hereby absolutely, unconditionally and irrevocably assigns and grants to State Farm all of Borrower's right, title and interest as landlord in, to and under all Leases, together with any and all Guarantees.

        1.4 ABSOLUTE ASSIGNMENTS. The foregoing assignments of Rents and Leases are present and absolute assignments and not collateral assignments. State Farm's right to the Rents and Leases is not contingent upon its possession of the Premises.

        1.5 LICENSE. State Farm hereby grants to and confers upon Borrower a revocable license to collect and retain the Rents as the same become due and payable under the Leases, but not in excess of 30 days in advance of their due date, so long as, and only so long as, no Event of Default (as herein defined) exists under this Assignment, the Note, the Deed of Trust or any of the other Loan Documents (the "LICENSE"). Upon the occurrence of an Event of Default under this Assignment, the Note, the Deed of Trust or any of the other Loan Documents, the License granted and conferred herein may be immediately and automatically revoked upon notice from State Farm to Borrower, and thereupon shall immediately cease and terminate without further notice.

        Upon any such revocation and termination of the License, State Farm shall have the right to notify all tenants under the Leases to pay the Rents then due and thereafter coming due directly to State Farm. After such revocation and termination of the License, any and all Rents received by the Borrower shall be remitted to State Farm not later than THREE (3) BUSINESS DAYS following Borrower's receipt of the same.

        Borrower hereby authorizes and directs any tenant under the Leases, upon receipt of written notice from State Farm stating that an Event of Default has occurred or exists under the Note, the Deed of Trust or any of the other Loan Documents, to pay directly to State Farm the Rents then due and thereafter coming due under the Leases. Borrower agrees that any tenant shall have the right to rely upon any such notice from State Farm without any obligation, and without any right, to inquire as to whether any such Event of Default has actually occurred or exists and notwithstanding any claim of Borrower to the contrary. Borrower shall have no claim (and hereby waives any claim) against any tenant for the Rents paid by such tenant directly to State Farm following its receipt of any such notice from State Farm.

        1.6     COVENANTS.

                1.6.1 NEGATIVE COVENANTS. As to the Leases, generally, except as provided in SECTION 1.6.3, Borrower hereby covenants and agrees that it shall not, without the prior written consent of State Farm, (I) alter or modify in any material respect, cancel, terminate, discharge or compromise the Leases or the Rents due or to become due thereunder or change the terms of any Guarantees in any material respect; (II) accept any Rents for more than one installment in advance; (III) waive, release, reduce, discount or otherwise discharge or compromise any Rents; (IV) waive, release, reduce, discount or otherwise discharge or compromise any Guarantees; or (V) execute any other assignment of the Leases or the Rents, whether absolute or conditional. State Farm shall have a period of ten (10) business days from receipt of any request for its consent for any of foregoing matters. If State Farm shall not have responded within such period, its consent shall be deemed to have been given to Borrower with respect to such matter.

                1.6.2 AFFIRMATIVE COVENANTS. As to the Credit Leases only, Borrower shall: (I) promptly notify State Farm in writing of any default or of any attempted termination, relocation or buyout, or any notice of the same given by either the Borrower or any tenant; (II) perform all of its covenants, agreements and obligations as landlord under the Credit Leases, (III) not suffer or permit to occur any release of liability of any tenant or guarantor or the accrual of any right in any tenant or guarantor to withhold payment of Rents; and (IV) use commercially reasonable efforts to enforce the terms of the Credit Leases and all remedies available to the Borrower as landlord under the Credit Leases against the tenants in any case of any material default by any tenant under the Credit Leases.

                1.6.3 AS TO THE OTHER LEASES. As to the Other Leases, Borrower, so long as Borrower is not in default under this Assignment or any other Loan Documents and is otherwise acting in good faith and in a commercially reasonable manner, shall have the right, should any tenant of one or more of the Other Leases become insolvent, fail to perform its lease obligations or abandon the leased premises, to (I) waive, release, reduce, discount or cancel any Rents due under said Other Leases and/or (II) make any commercially prudent modification to such Other Leases.

2.      DEFAULT AND REMEDIES.

        2.1     DEFAULT.

                (A) It shall constitute an event of default ("EVENT OF DEFAULT") of and under this Assignment and, at the option of State Farm, under the other Loan Documents, if Borrower shall fail to perform or observe any of the covenants, agreements or conditions of this Assignment and any such failure shall remain unremedied for THIRTY (30) DAYS after notice to Borrower of the occurrence of such failure (the "GRACE PERIOD"); provided, however, that State Farm may, at its option, extend any applicable Grace Period up to NINETY (90) DAYS if State Farm determines in good faith that: (i) such default cannot reasonably be cured within such Grace Period but can be cured within NINETY (90) DAYS;
        (ii) no lien or security interest created by the Loan Documents shall be impaired prior to the anticipated completion of such cure; and (iii) State Farm's immediate exercise of any remedies provided in this Assignment or by law is not necessary for the protection or preservation of the Premises or State Farm's security interest therein or lien thereon, and Borrower shall immediately commence and diligently pursue the cure of such default; further provided, that the Grace Period may be further extended up to, but not in excess of, ONE HUNDRED EIGHTY (180) DAYS, in the aggregate, if (1) State Farm determines in good faith that : (A) such default cannot be cured within NINETY (90) DAYS, but can be cured within ONE HUNDRED EIGHTY (180) DAYS; (B) no lien or security interest created by the Loan Documents shall be impaired prior to the anticipated completion of such cure; and (C) State Farm's immediate exercise of any remedies provided in this Assignment or by law is not necessary for the protection or preservation of the Premises or State Farm's security interest therein or lien thereon, and Borrower shall be diligently pursuing the cure of such default, and (2) Borrower provides other additional assurance reasonably satisfactory to State Farm that State Farm's rights in the Premises will not be jeopardized during any such period.

                (B) It shall constitute an Event of Default of and under this Assignment if there shall occur under the Note, Deed of Trust and other Loan Documents an Event of Default as defined in those Loan Documents.

        2.2     REMEDIES.

                (A) Upon the occurrence of an Event of Default, the License may be revoked upon notice from State Farm to Borrower, whereupon such License shall immediately cease and terminate without further notice to the Borrower and without regard to the adequacy or inadequacy of State Farm's security under this Assignment, the Deed of Trust or the other Loan Documents. Thereupon, State Farm shall be entitled to exercise any and all rights and remedies provided in this Assignment, the Deed of Trust and the other Loan Documents. The application of any Rents collected by State Farm shall be in accordance with the terms of the Deed of Trust.

                (B) The rights and remedies provided in this Assignment shall not be deemed exclusive of any rights or remedies granted to State Farm in the Deed of Trust or by law, but shall be deemed special and additional rights and remedies and shall be cumulative with those rights and remedies granted in the Deed of Trust or by law.

3.      MISCELLANEOUS.

        3.1 PERFECTION. This Assignment shall be perfected upon its recordation in the official public records of Collin County, Texas. Neither possession of the Rents nor the appointment of a Receiver of the Premises shall be required for such perfection.

        3.2 ASSIGNMENT. State Farm may assign its rights in and under this Assignment to any subsequent holder of the Note and Deed of Trust and to any person acquiring title to the Premises through foreclosure of the Deed of Trust or otherwise.

        3.3 OBLIGATIONS. State Farm shall not be obligated to perform or discharge, nor, by its acceptance of this Assignment, does it undertake to perform or discharge, any obligation, duty or liability of Borrower, as landlord under the Leases, or otherwise. Nothing herein contained shall be construed as causing State Farm to be a "Mortgagee in Possession" and State Farm shall have no liability of a Mortgagee in Possession by exercising it rights under this Assignment, all such liability being expressly waived and released by Borrower.

        3.4 OWNERSHIP. Borrower represents and warrants that it is the absolute owner of the Rents and Leases with full right, power and authority to execute and deliver this Assignment. To the knowledge of Borrower, each of the Leases is legally valid, binding upon and enforceable against the tenant named therein, except as limited by bankruptcy, insolvency or other laws of general application relating to an enforcement of creditor's rights and to the application of principles of equity, and has not been changed or modified except as stated in the Certificate of Borrower executed contemporaneously with this Assignment. There is no outstanding assignment or pledge of the Rents or Leases or any one thereof, nor are there any existing defaults under the Leases or any one thereof. To the best of Borrower's knowledge, no tenant under any Lease has any defenses, set offs or counterclaims against Borrower.

        3.5 NOTICES. Any Notice required to be given hereunder shall be given in the manner specified in the Deed of Trust.

        3.6 CONFLICT. In the event of a conflict between the provisions of this Assignment and any other Loan Documents, this Assignment shall control.

        3.7 COOPERATION. Borrower agrees to cooperate with any reasonable request of State Farm to implement the provisions of this Assignment.

        3.8 SUCCESSORS AND ASSIGNS. Whenever the word "Borrower" is used herein, it is agreed and understood that the same includes and shall be binding upon the Borrower's successors and assigns and any party holding title to the Premises by, through or under the Borrower. All of the rights, powers, privileges and immunities herein granted and assigned to State Farm shall also inure to its successors and assigns, including all holders of the Note and Deed of Trust. This Assignment shall be governed by the laws of the State in which the Real Estate is located.

        3.9 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY ANY PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING, DIRECTLY OR INDIRECTLY TO THIS ASSIGNMENT OR ANY ACTS OR OMISSIONS OF THE BORROWER IN CONNECTION THEREWITH OR CONTEMPLATED THEREBY.




                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, Borrower has executed this Assignment as of the day and year first above written.

                                        BORROWER:

                                        BEHRINGER HARVARD LANDMARK LP,
                                        a Texas limited partnership

                                        By:  Behringer Harvard Landmark GP, LLC
                                             a Texas limited liability company,
                                             its general partner


                                             By:
                                                --------------------------------
                                                Gerald J. Reihsen, Secretary

THE STATE OF TEXAS   ss.
                     ss.
COUNTY  OF DALLAS    ss.

        BEFORE ME, the undersigned authority, on this day personally appeared Gerald J. Reihsen, III, Secretary of Behringer Harvard Landmark GP, LLC, a Texas limited liability company, as general partner of BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited partnership.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of
_______________, 2005.

{ S E A L }
                                             _________________________________
                                                  Notary Public in and for
                                                    the State of Texas
My Commission Expires:

____________________

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF REAL ESTATE


TRACT I:
--------

BEING a 8.625 acre tract of land out of the McJimp Bays Survey, Abstract No. 65, and being all of Lot 4, City Block N/8763 as recorded in Cabinet J, Slide 500 as Clerk Document #96-0104853, Plat Records of Collin County, Texas (PRCCT), said tract being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for the intersection of the southeast corner of a called 25.000 acre tract as conveyed to Sabu Villa Estates, Inc. and evidenced in a Special Warranty Deed recorded in Clerk's File Number 95-0057812 ORRPCCT, with the west right-of-way line of the Dallas North Tollway (a variable width right-of-way), said point being the northeast corner of Lot 4, Block N/8763 and the beginning of a curve to the right having a radius of 1899.86 feet, a delta of 02(degree)14'19" and a chord bearing and distance of South 03(degree)48'04" West, 74.22 feet;

THENCE southwesterly along said curve to the right, and along said west line, an arc length of 74.23 feet to a 1/2 inch iron rod found for point of tangency;

THENCE South 04(degree)54'59" West, continuing along said West line, for a distance of 312.11 feet to a 1/2 inch iron rod found for the point of curvature of a curve to the left having a radius of 5784.58 feet, a delta of 01(degree)42'04" and a chord bearing and distance of South 04(degree)03'57" West, 171.74 feet;

THENCE southwesterly, continuing along said west line for an arc length of
171.74 feet to a found "X" in concrete for point of tangency;

THENCE South 03(degree)12'55" West, continuing along said west line, for a distance of 9.09 feet to a found "X" in concrete for corner, said point being the northeast corner of Lot 3, of said Block N/8763;

THENCE South 89(degree)30'17" West, along the north line of said Lot 3, being also the south line of Lot 4 (common line) for a distance of 636.56 feet to a found 5/8 inch iron rod for corner in the east line of Country Brook Section 4, an addition to the City of Dallas according to the map or plat thereof recorded in Clerk's File Number 96-0001181 L.R.C.C.T.;

THENCE North 00(degree)29'43" West, continuing along said east line, for a distance of 473.88 feet to a 5/8 inch iron rod found corner in the north line of said Country Brook Section 4;

THENCE South 89(degree)30'17" West, along said north line, for a distance of
26.30 feet to a 5/8 inch iron rod found for corner in the east line of Landmark Addition, Phase Two, an addition to the City of Dallas according to the Map or Plat recorded in Clerk's File Number 96-0001184 L.R.C.C.T.;

THENCE North 00(degree)29'43" West, leaving said north line and along said east line of Landmark Addition, Phase Two, a distance of 91.12 feet to a 5/8 inch iron rod found for corner in the south line of said Sabu Villa Estates, (Owner's Deed C.C.C. File No. 95-0057812);

THENCE North 89(degree)30'17" East, along said south line for a distance of
712.10 feet to the POINT OF BEGINNING and CONTAINING 375,707 square feet or
8.625 acres of land, more or less.

TRACT II:
---------

Being a 11.27 acre tract of land out of the McJimp Bays Survey, Abstract No. 85 and being all of Lot 3, City Block N/8763 as recorded in Cabinet J, Slide 500 as Clerk Document #96-0104853, Plat Records of Collin County, Texas (PRCCT), said tract being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for the intersection of the northeast corner of Lot 5, City Block N/8763, as recorded in Collin County, Texas (DRCCT), with the west right-of-way line of the Dallas North Tollway (a variable width right-of-way);

THENCE South 89(degree)30'17" West, along the north line of Lot 5, a distance of
656.71 feet to a 5/8 inch iron rod found for corner in the east line of Country Brook Section 4, an Addition to the City of Dallas according to the Map or Plat thereof recorded in Clerk's File No. 96-0001181, LRCCT;

THENCE North 45(degree)29'43" West, along said east line, for a distance of
15.41 feet to a 1/2 inch iron found for the point of curvature of a curve to the right having a radius of 50 feet, a delta of 45(degree)00'00" and a chord bearing and distance of North 22(degree)59'43" West, 38.27 feet;

THENCE northwesterly, continuing along said east line and along said curve to the right an arc length of 39.27 feet to a 1/2 inch iron rod found for point of tangency;

THENCE North 00(degree)29'43" West, continuing along said east line, for a distance of 540.84 feet to a 1/2 inch iron rod found for the point of curvature of a curve to the right having a radius of 50.00 feet, a delta of 45(degree)00'00" and a chord bearing and distance of North 22(degree)00'17" East, 38.27 feet;

THENCE northeasterly, continuing along said east line and along said curve to the right an arc length of 39.27 feet to a 1/2 inch iron rod found for point of tangency;

THENCE North 44(degree)30'17" East, continuing along said east line, for a distance of 71.21 feet to a 1/2 inch iron rod found for corner;

THENCE North 00(degree)29'43" West, continuing along said east line for a distance of 54.46 feet to a 5/8 inch iron rod found for corner in the north line of said Lot 3, said line being also the south line of Lot 4, City Block N/8763.

THENCE North 89(degree)30'17" East, along said north line, for a distance of
636.56 feet to a chiseled "X" found for corner in said west right-of--way line of said Dallas Tollway;

THENCE South 03(degree)12'55" West, continuing along said west line, for a distance of 234.96 feet to a 1/2 iron rod found for the point of curvature to the left having a radius of 5054.07 feet, a delta of 03(degree)45'52" and a chord bearing and distance of South 01(degree)19'59" West, 332.00 feet;

THENCE Southwesterly, continuing along said west line for an arc length of
332.06 feet to a 1/2 inch iron rod set for point of tangency;

THENCE South 00(degree)32'57" East, continuing along said west line, for a distance of 5.09 feet to a 1/2 inch iron rod set for the point of curvature of a curve to the left having a radius of 1919.86 feet, a delta of 04(degree)39'25" and a chord bearing and distance of 02(degree)52'40" East, 156.00 feet;

THENCE Southwesterly, continuing along said west line and along said curve to the left an arc length of 156.04 feet to the POINT OF BEGINNING and CONTAINING
491.22 square feet, or 11.27 acres of land, more or less.

TRACT III:
----------

Non-exclusive Easement Estates as created and defined by that certain Easement and Maintenance Agreement, dated October 28, 1996, filed November 11, 1996, recorded in Clerk's File No. 96-0097230, Real Property Records, Collin County, Texas, Clarification Agreement recorded in Clerk's File No. 96-0107158; and by that certain Declarations of Easements, dated November 11, 1996, filed November 21, 1996, recorded in Clerk's File No. 96-0100329, Real Property Agreements, Collin County, Texas, First Amendment to Declarations of Easements recorded in Clerk's File No. 96-0107156, Real Property Records, Collin County, Texas.

                                    EXHIBIT B


      TENANT            SQ. FT.

      CompUSA Inc.      122,273 (Landmark I)

      CompUSA Inc       135,154 (Landmark II)

Each of the leases with respect to the foregoing tenants is more particularly described in that certain Borrower's Certificate executed in connection herewith.













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